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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 18, 1995
                                 (JULY 17, 1995)

                                 Date of Report
                        (Date of earliest event reported)

                                  HBO & COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-9900                                            37-0986839
- ------------------------                      ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

     301 PERIMETER CENTER NORTH
           ATLANTA, GA                                                 30346
- ----------------------------------------                             ----------
(Address of principal executive offices)                             (Zip Code)

                                  (404) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code

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ITEM 5.  OTHER EVENTS

The Company announced on July 17, 1995, that it has signed a definitive agreement for HBO & Company to acquire CliniCom Inc in a transaction to be accounted for as a pooling. Terms of the acquisition call for CliniCom's shareholders to receive .4 of a share of HBOC common stock for each of the approximately 8,660,000 currently outstanding CliniCom shares.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Press release dated July 17,  1995, announcing the definitive agreement.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                        HBO & COMPANY
                                        (Registrant)

Date: July 18, 1995


                                        /s/ Jay P. Gilbertson
                                        ----------------------------------------
                                         Jay. P. Gilbertson
                                         Vice President - Finance,
                                         Chief Financial Officer
                                         Treasurer and Assistant Secretary

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